UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

CXJ GROUP CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-56425	85-2041913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

C290, DoBe E-Manor,

Dongning Road No. 553,

Jianggan District, Hangzhou City

Zhejiang Province, Peoples Republic of China

(Address of Principal Executive Offices) (NA)

+86 18668175727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01	Changes In Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On August 14, 2023, CXJ Group Co., Limited (the “Company”) notified TAAD LLP (“TAAD”) that it was being dismissed as the Company’s independent registered public accounting firm with immediate effective. The decision to dismiss TAAD as the Company’s independent registered public accounting firm was approved by the Company’s board of directors (the “Board”).

TAAD performs audit review on the consolidated financial statements of CXJ Group Co., Limited as of year ended May 31, 2022, but no audit report or opinion is provided.

The Company provided TAAD with the disclosures under this Item 4.01 of Form 8-K and requested TAAD to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 of Form 8-K and, if not, stating the respects in which it does not agree. TAAD’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On August 14, 2023, the Board approved the appointment of Zhen Hui Certified Public Accountant (“Zhen Hui”) as the Company’s new independent registered public accounting firm for the fiscal year ending May 31, 2022 and May 31, 2023 (including three quarters’ reports for 2023) with effective immediately. During the Company’s two most recent fiscal years ended May 31, 2021, and 2020, neither the Company nor anyone acting on its behalf consulted with Zhen Hui with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Zhen Hui did not provide either a written report or oral advice to the Company that Zhen Hui concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Consent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CXJ GROUP CO., LIMITED

	By	/s/ Lixin Cai
Date: September 13, 2023	Name:	Lixin Cai
	Title:	Chairman and Chief Executive Officer